Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

15. Income Taxes

Antigua and Barbuda

Under the current laws of Antigua and Barbuda, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Antigua and Barbuda withholding tax will be imposed.

Hong Kong

Under Hong Kong tax laws, Sinovac Hong Kong is subject to Hong Kong Profits Tax rate at 16.5%, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Hong Kong on remittance of dividends.

Singapore

Under Singapore tax laws, Sinovac Singapore is subject to Singapore Income Tax rate at 17%, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Singapore on remittance of dividends.

China

Effective from January 1, 2008, the PRC’s statutory income tax rate is 25%. The Company’s PRC subsidiaries are subject to income tax at the statutory rate of 25% except for Sinovac Beijing, Sinovac Dalian and Sinovac LS. Sinovac Beijing and Sinovac Dalian, have been reconfirmed as a “High and New Technology Enterprise” (“HNTE”) in 2020 for a period of three years, and are subject to a preferential income tax rate of 15% from 2020 to 2022. Sinovac LS, has been confirmed as a HNTE in 2020 for a period of three years and is subject to a preferential income tax rate of 15% from 2020 to 2022.

The Company’s income before income tax consists of:

	For the year ended December 31,
	2022	2021	2020
Non-PRC	$48,500	$94,372	$5,866
PRC	(23,262)	17,468,669	210,751
Total	$25,238	$17,563,041	$216,617

The Company’s income taxes consists of:

	For the year ended December 31,
	2022	2021	2020
Current income tax expense	$(20,117)	$(2,839,034)	$(42,665)
Deferred tax recovery (expense)	83,010	(265,096)	11,227
Total income tax recovery (expense)	$62,893	$(3,104,130)	$(31,438)

The following is a reconciliation of the Company’s total income tax expenses to the amount computed by applying the PRC statutory income tax rate of 25% to its income before income taxes for the years ended December 31, 2022, 2021 and 2020:

	For the year ended December 31,
	2022	2021	2020
Income before income taxes	$25,238	$17,563,041	$216,617
Income tax expense at the PRC statutory rate	(6,310)	(4,390,760)	(54,154)
International tax rate differential	(1,665)	5,303	(419)
Super deduction for research and development expenses	84,008	159,235	7,229
Non-deductible expenses	(55,748)	(227,821)	(2,225)
Effect of preferential tax rate	(4,213)	1,774,595	19,224
Change in valuation allowance	(12,707)	(4,135)	2,656
Effect of PRC withholding tax	59,006	(426,737)	(2,747)
Other adjustments	522	6,190	(1,002)
Income tax recovery (expense)	$62,893	$(3,104,130)	$(31,438)

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follows:

	December 31,
	2022	2021
Inventories	16,573	6,794
Accrued expenses	64,283	56,309
Deferred government grants	2,935	2,589
Fixed assets	(12,673)	(13,661)
Tax losses carried forward	16,961	4,254
Less: valuation allowance	(16,961)	(4,254)
Deferred tax assets	$71,118	$52,031

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or utilized. The Company considers projected future taxable income and tax planning strategies in making this assessment. Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized.

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carry forward period available under applicable tax law. The Company’s valuation allowance increased by $12,707 from $4,254 as of December 31, 2021 to $16,961 as of December 31, 2022.

Tax loss carry-forwards of the Company’s PRC subsidiaries in the amount of $67,843 (RMB 467.9 million) as of December 31, 2022 will expire from 2023 to 2027, if not utilized.

As of December 31, 2022, deferred tax liabilities of $209,516 represents withholding tax for the potential remittance of earnings from the PRC subsidiaries to Sinovac Hong Kong, accrued at a 5% withholding tax rate. Under the PRC tax regulations, dividends from PRC companies to their overseas parents in respect of earnings derived from January 1, 2008 onwards are subject to PRC dividend withholding tax at 10%, which could be reduced to 5% should treaty benefits be applicable.

As of December 31, 2022, the Company has not recognized any deferred tax liability on Sinovac Beijing’s undistributed earnings of approximately $419,955, in view of the Company's permanent reinvestment plan. The Company would be subject to PRC withholding income taxes at 5% or 10%, depending on the availability of treaty benefit between China and Hong Kong, upon the distribution of such profits outside of China. As of December 31, 2022, the Company’s portion on the amount of unrecognized deferred tax liability ranged from $20,998 to $41,995.

The changes in unrecognized tax benefits are as follows:

	For the year ended December 31,
	2022	2021	2020
Balance on January 1	275	561	904
Additions for tax positions of the current year	—	—	—
Additions for tax positions of the prior years	—	—	—
Settlement with the taxing authority	—	—	—
Lapse of statute of limitations	(194)	(286)	(343)
Balance on December 31	$81	$275	$561

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, and such interest and penalties are reversed when statute of limitations lapse. For the year ended December 31, 2022, the Company reversed $106 in interest (December 31, 2021 - $135, December 31, 2020 - $107). The Company had $64 accrued interest as of December 31, 2022 (December 31, 2021 - $170). The PRC tax law provides statute of limitations ranging from three to five years and for transfer pricing related matters, it could be extended to 10 years. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC subsidiaries. Accordingly, the PRC subsidiaries’ tax years of 2017 - 2022 remain open to examination by the respective tax authorities.

As of December 31, 2022, the Company had unrecognized tax benefits of approximately $81 (December 31, 2021 - $275, December 31, 2020 - $561) and such balance was included in “other non-current liabilities”. As of December 31, 2022, unrecognized tax benefits amounting to $81 would affect the effective tax rate if recognized (December 31, 2021 - $275, December 31, 2020 - $561). The Company does not expect the amount of unrecognized tax benefits would change significantly in the next 12 months.